Exhibit 99.1

Revised Historical Financial Information to Reflect
Changes to Operating Segments

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA

Wells Fargo & Company and Subsidiaries
OPERATING SEGMENT INFORMATION AND BASIS FOR PRESENTATION

The Company defines its operating segments by type of product and customer segment, and their results are based on our management reporting process. The management reporting process measures the performance of the operating segments based on the Company's management structure, and the results are regularly reviewed by our Chief Executive Officer and Operating Committee.

In fourth quarter 2020, Wells Fargo & Company (“the Company”) reorganized its management reporting into four reportable operating segments:
•Consumer Banking and Lending which offers diversified financial products and services for consumers and small businesses with annual sales generally up to $5 million. These financial products and services include checking and savings accounts, credit and debit cards, as well as home, auto, personal, and small business lending.
•Commercial Banking which provides financial solutions to private, family owned and certain public companies. Products and services include banking and credit products across multiple industry sectors and municipalities, secured lending and lease products, and treasury management.
•Corporate and Investment Banking which delivers a suite of capital markets, banking and financial products and services to corporate, commercial real estate, government and institutional clients globally. Products and services include corporate banking, investment banking, treasury management, commercial real estate lending and servicing, equity and fixed income solutions, as well as sales, trading, and research capabilities.
•Wealth and Investment Management which provides personalized wealth management, investment and retirement products and services to clients across U.S.-based businesses including Wells Fargo Advisors, The Private Bank, Abbot Downing, and Wells Fargo Asset Management. We serve clients’ brokerage needs, and deliver financial planning, private banking, credit and fiduciary services to high-net worth and ultra-high-net worth individuals and families.

All other business activities that are not included in the reportable operating segments have been included in a Corporate category. Corporate includes corporate treasury and staff functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity partnerships. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company. In addition, Corporate includes results for previously divested businesses.

Our management reporting process is based on U.S. GAAP with specific adjustments, such as for funds transfer pricing for asset/liability management, for shared revenues and expenses, and tax-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources. In addition, selected business metrics for each operating segment are used by management in assessing performance and trends.

Corporate treasury activities include the administration of a funds transfer pricing methodology that considers interest rate risk, liquidity risk, and other product characteristics and results in a funding charge or credit in net interest income based on the composition of operating segment assets and liabilities. In addition, reportable operating segments are allocated capital under a risk-sensitive framework that is primarily based on aspects of our regulatory capital requirements, and the assumptions and methodologies used to allocate capital are periodically assessed and revised.

The Company has also updated its revenue sharing and expense allocation methodologies. When operating segments jointly serve customers, the operating segment that is responsible for providing the product or service recognizes revenue or expense with a referral fee or allocation of costs to the other operating segment. The Company’s management reporting process reflects the results of operating segments on a taxable-equivalent basis with income tax credits related to low-income housing and renewable energy investments and tax-exempt income on certain loans and securities included as revenue. These tax credits and benefits are eliminated to reconcile to the Company's consolidated financial results.

Prior period reportable operating segment results have been revised to reflect this reorganization. The reorganization did not impact the previously reported consolidated financial results of the Company.

Wells Fargo & Company and Subsidiaries
COMBINED OPERATING SEGMENT RESULTS

					Quarter ended September 30, 2020
($ in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate	Reconciling Items (1)	Consolidated Company
Net interest income	$5,918	1,437	1,712	718	(308)	(109)	9,368
Noninterest income	3,228	923	1,575	2,915	1,477	(624)	9,494
Total revenue	9,146	2,360	3,287	3,633	1,169	(733)	18,862
Provision for credit losses	640	339	(121)	(10)	(79)	—	769
Noninterest expense	7,345	1,762	1,991	3,009	1,122	—	15,229
Income (loss) before income tax expense (benefit)	1,161	259	1,417	634	126	(733)	2,864
Income tax expense (benefit)	290	63	355	157	513	(733)	645
Net income (loss) before noncontrolling interests	871	196	1,062	477	(387)	—	2,219
Less: Net income from noncontrolling interests	—	1	—	3	180	—	184
Net income (loss)	$871	195	1,062	474	(567)	—	2,035

					Quarter ended June 30, 2020
Net interest income	$5,717	1,590	1,961	720	11	(119)	9,880
Noninterest income	1,891	898	2,078	2,806	902	(619)	7,956
Total revenue	7,608	2,488	4,039	3,526	913	(738)	17,836
Provision for credit losses	3,102	2,295	3,756	255	126	—	9,534
Noninterest expense	6,933	1,759	2,044	3,014	801	—	14,551
Income (loss) before income tax expense (benefit)	(2,427)	(1,566)	(1,761)	257	(14)	(738)	(6,249)
Income tax expense (benefit)	(650)	(394)	(408)	63	(1,790)	(738)	(3,917)
Net income (loss) before noncontrolling interests	(1,777)	(1,172)	(1,353)	194	1,776	—	(2,332)
Less: Net income from noncontrolling interests	—	1	—	7	39	—	47
Net income (loss)	$(1,777)	(1,173)	(1,353)	187	1,737	—	(2,379)

					Quarter ended March 31, 2020
Net interest income	$6,002	1,774	2,019	840	817	(140)	11,312
Noninterest income	2,647	728	1,369	2,724	(411)	(652)	6,405
Total revenue	8,649	2,502	3,388	3,564	406	(792)	17,717
Provision for credit losses	1,569	1,041	1,125	8	262	—	4,005
Noninterest expense	6,257	1,697	1,870	2,972	252	—	13,048
Income (loss) before income tax expense (benefit)	823	(236)	393	584	(108)	(792)	664
Income tax expense (benefit)	205	(61)	101	149	557	(792)	159
Net income (loss) before noncontrolling interests	618	(175)	292	435	(665)	—	505
Less: Net income (loss) from noncontrolling interests	—	1	—	(12)	(137)	—	(148)
Net income (loss)	$618	(176)	292	447	(528)	—	653
(1)Taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments and tax-exempt income on certain loans and debt securities are included in net interest income and noninterest income for Commercial Banking, Corporate and Investment Banking, and Corporate with a corresponding impact to income tax expense (benefit). These adjustments are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED OPERATING SEGMENT RESULTS (continued)

					Quarter ended December 31, 2019
($ in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate	Reconciling Items (1)	Consolidated Company
Net interest income	$6,233	1,877	1,999	885	349	(143)	11,200
Noninterest income	2,849	1,018	1,330	3,075	1,024	(636)	8,660
Total revenue	9,082	2,895	3,329	3,960	1,373	(779)	19,860
Provision for credit losses	485	30	77	(1)	53	—	644
Noninterest expense	7,421	1,812	1,821	3,673	887	—	15,614
Income (loss) before income tax expense (benefit)	1,176	1,053	1,431	288	433	(779)	3,602
Income tax expense (benefit)	544	260	358	72	223	(779)	678
Net income before noncontrolling interests	632	793	1,073	216	210	—	2,924
Less: Net income from noncontrolling interests	—	1	—	3	47	—	51
Net income	$632	792	1,073	213	163	—	2,873

					Quarter ended September 30, 2019
Net interest income	$6,422	2,035	1,972	960	386	(150)	11,625
Noninterest income	2,728	989	1,700	2,931	2,598	(561)	10,385
Total revenue	9,150	3,024	3,672	3,891	2,984	(711)	22,010
Provision for credit losses	571	63	30	1	30	—	695
Noninterest expense	7,712	1,719	1,893	3,327	548	—	15,199
Income (loss) before income tax expense (benefit)	867	1,242	1,749	563	2,406	(711)	6,116
Income tax expense (benefit)	604	309	437	141	524	(711)	1,304
Net income before noncontrolling interests	263	933	1,312	422	1,882	—	4,812
Less: Net income from noncontrolling interests	—	1	1	—	200	—	202
Net income	$263	932	1,311	422	1,682	—	4,610

					Quarter ended June 30, 2019
Net interest income	$6,544	2,124	2,021	1,005	557	(156)	12,095
Noninterest income	3,434	1,146	1,569	2,921	980	(561)	9,489
Total revenue	9,978	3,270	3,590	3,926	1,537	(717)	21,584
Provision for credit losses	448	(4)	32	(1)	28	—	503
Noninterest expense	6,048	1,791	1,859	3,159	592	—	13,449
Income (loss) before income tax expense (benefit)	3,482	1,483	1,699	768	917	(717)	7,632
Income tax expense (benefit)	870	368	425	191	157	(717)	1,294
Net income before noncontrolling interests	2,612	1,115	1,274	577	760	—	6,338
Less: Net income from noncontrolling interests	—	2	—	3	127	—	132
Net income	$2,612	1,113	1,274	574	633	—	6,206

					Quarter ended March 31, 2019
Net interest income	$6,587	2,148	2,013	1,067	658	(162)	12,311
Noninterest income	3,094	1,001	1,624	2,888	1,257	(566)	9,298
Total revenue	9,681	3,149	3,637	3,955	1,915	(728)	21,609
Provision for credit losses	680	101	34	3	27	—	845
Noninterest expense	5,817	1,746	1,859	3,204	1,290	—	13,916
Income (loss) before income tax expense (benefit)	3,184	1,302	1,744	748	598	(728)	6,848
Income tax expense (benefit)	796	329	438	186	(140)	(728)	881
Net income before noncontrolling interests	2,388	973	1,306	562	738	—	5,967
Less: Net income (loss) from noncontrolling interests	—	2	(2)	3	104	—	107
Net income	$2,388	971	1,308	559	634	—	5,860
(1)Taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments and tax-exempt income on certain loans and debt securities are included in net interest income and noninterest income for Commercial Banking, Corporate and Investment Banking, and Corporate with a corresponding impact to income tax expense (benefit). These adjustments are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income Statement
Net interest income	$5,918	5,717	6,002	6,233	6,422	6,544	6,587
Noninterest income:
Deposit-related fees	708	575	879	919	947	911	805
Card fees	860	749	819	938	938	939	857
Mortgage banking	1,544	256	342	673	342	656	643
Other	116	311	607	319	501	928	789
Total noninterest income	3,228	1,891	2,647	2,849	2,728	3,434	3,094
Total revenue	9,146	7,608	8,649	9,082	9,150	9,978	9,681
Provision for credit losses	640	3,102	1,569	485	571	448	680
Noninterest expense	7,345	6,933	6,257	7,421	7,712	6,048	5,817
Income (loss) before income tax expense (benefit)	1,161	(2,427)	823	1,176	867	3,482	3,184
Income tax expense (benefit)	290	(650)	205	544	604	870	796
Net income (loss)	$871	(1,777)	618	632	263	2,612	2,388
Revenue by Line of Business
Consumer and Small Business Banking	$4,721	4,401	4,861	5,098	5,324	5,433	5,293
Consumer Lending:
Home Lending	2,527	1,477	1,876	1,960	1,832	2,578	2,447
Credit Card	1,345	1,196	1,375	1,470	1,438	1,413	1,386
Auto	404	388	380	387	394	394	392
Personal Lending	149	146	157	167	162	160	163
Total revenue	$9,146	7,608	8,649	9,082	9,150	9,978	9,681
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$270,036	262,209	276,827	278,030	276,422	276,403	276,990
Auto	49,770	49,611	49,493	48,516	47,508	46,383	46,031
Credit Card	35,965	36,539	39,756	39,898	39,204	38,154	38,182
Small Business	18,100	14,887	9,715	9,748	9,851	10,074	10,140
Personal Lending	5,912	6,385	6,771	6,868	6,826	6,806	6,979
Total loans	$379,783	369,631	382,562	383,060	379,811	377,820	378,322
Total deposits	756,485	715,144	652,706	646,082	635,876	625,637	608,355
Allocated capital	48,000	48,000	48,000	46,000	46,000	46,000	46,000

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$273,635	258,582	275,395	278,325	277,688	275,769	275,552
Auto	49,442	49,924	49,779	49,124	47,975	46,883	46,109
Credit Card	36,021	36,018	38,582	41,013	39,629	38,820	38,279
Small Business	17,993	18,116	9,753	9,695	9,840	10,049	10,165
Personal Lending	5,724	6,113	6,692	6,845	6,857	6,786	6,833
Total loans	$382,815	368,753	380,201	385,002	381,989	378,307	376,938
Total deposits	759,425	746,602	672,603	647,152	641,217	631,560	630,004

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended
($ in millions, unless otherwise noted)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	6.6%	(15.5)	4.6	4.7	1.5	22.0	20.3
Efficiency ratio (2)	80.3	91.1	72.3	81.7	84.3	60.6	60.1
Headcount (#)	131,516	133,876	133,394	134,881	136,788	138,287	139,685
Retail bank branches (#)	5,229	5,300	5,329	5,352	5,393	5,442	5,479
Digital active customers (# in millions) (3)	32.0	31.1	31.1	30.3	30.2	30.0	30.2
Mobile active customers (# in millions) (3)	25.9	25.2	24.9	24.4	24.3	23.9	23.5

Consumer and Small Business Banking:
Deposit spread (4)	1.8%	1.8	2.0	2.2	2.3	2.5	2.6
Debit card purchase volume ($ in billions) (5)	$102.9	93.1	90.6	95.2	92.6	93.2	86.6
Debit card purchase transactions (# in millions) (5)	2,273	2,027	2,195	2,344	2,344	2,336	2,165

Home Lending:
Mortgage banking fees:
Net servicing income	$331	(666)	257	12	(162)	258	346
Net gains on mortgage loan origination/sales activities	1,213	922	85	661	504	398	297
Total mortgage banking fees	1,544	256	342	673	342	656	643

Originations ($ in billions):
Retail	32.8	30.5	23.1	27.5	27.6	26.7	14.6
Correspondent	28.8	28.7	24.9	32.3	30.3	26.5	18.5
Total originations	$61.6	59.2	48.0	59.8	57.9	53.2	33.1

% of originations held for sale (HFS)	78.1%	71.8	69.6	69.6	66.0	62.1	66.8
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$917.6	989.5	1,037.5	1,063.4	1,083.0	1,107.3	1,124.9
Mortgage servicing rights (MSR) carrying value (period-end)	6,355	6,819	8,126	11,517	11,072	12,096	13,336
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.69%	0.69	0.78	1.08	1.02	1.09	1.19
Home lending loans 30+ days or more delinquency rate (7)(8)	0.56	0.54	0.71	0.64	0.67	0.75	0.91

Credit Card:
Point of sale (POS) volume ($ in billions)	$21.3	17.5	19.9	23.1	22.5	22.5	20.1
New accounts (# in thousands) (9)	212	255	315	366	469	498	507
Credit card loans 30+ days or more delinquency rate (8)	1.76%	2.10	2.60	2.63	2.52	2.31	2.47

Auto:
Auto originations ($ in billions)	$5.4	5.6	6.5	6.8	6.9	6.3	5.4
Auto loans 30+ days or more delinquency rate (8)	1.67%	1.70	2.31	2.56	2.35	2.28	2.30

Personal Lending:
New funded balances	$323	315	667	708	812	702	607
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income Statement
Net interest income	$1,437	1,590	1,774	1,877	2,035	2,124	2,148
Noninterest income:
Deposit-related fees	309	297	302	334	274	290	277
Lending-related fees	140	125	128	131	131	123	139
Lease income	186	189	198	185	226	257	263
Other	288	287	100	368	358	476	322
Total noninterest income	923	898	728	1,018	989	1,146	1,001
Total revenue	2,360	2,488	2,502	2,895	3,024	3,270	3,149
Provision for credit losses	339	2,295	1,041	30	63	(4)	101
Noninterest expense	1,762	1,759	1,697	1,812	1,719	1,791	1,746
Income (loss) before income tax expense (benefit)	259	(1,566)	(236)	1,053	1,242	1,483	1,302
Income tax expense (benefit)	63	(394)	(61)	260	309	368	329
Less: Net income from noncontrolling interests	1	1	1	1	1	2	2
Net income (loss)	$195	(1,173)	(176)	792	932	1,113	971

Revenue by Line of Business
Middle Market Banking	$1,196	1,267	1,455	1,545	1,655	1,733	1,758
Asset-Based Lending and Leasing	976	1,014	843	1,085	1,180	1,342	1,207
Other	188	207	204	265	189	195	184
Total revenue	$2,360	2,488	2,502	2,895	3,024	3,270	3,149

Revenue by Product
Lending and leasing	$1,323	1,393	1,411	1,387	1,471	1,511	1,535
Treasury management and payments	803	808	982	1,109	1,146	1,215	1,228
Other	234	287	109	399	407	544	386
Total revenue	$2,360	2,488	2,502	2,895	3,024	3,270	3,149

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$134,531	158,982	154,308	154,525	156,797	160,020	160,045
Commercial real estate	52,017	53,157	53,288	53,727	54,333	54,712	54,906
Lease financing and other	15,345	16,284	17,261	17,211	17,059	16,919	17,248
Total loans	$201,893	228,423	224,857	225,463	228,189	231,651	232,199

Loans by Line of Business:
Middle Market Banking	$110,289	122,319	116,232	116,098	119,089	121,498	122,256
Asset-Based Lending and Leasing	90,530	105,061	107,437	108,154	107,908	108,931	108,705
Other	1,074	1,043	1,188	1,211	1,192	1,222	1,238
Total loans	$201,893	228,423	224,857	225,463	228,189	231,651	232,199

Total deposits	$197,976	206,495	193,454	192,334	184,984	184,242	186,161
Allocated capital	19,500	19,500	19,500	20,500	20,500	20,500	20,500

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$128,270	142,315	170,893	153,601	156,833	159,899	161,121
Commercial real estate	51,297	52,802	53,531	53,526	54,023	54,926	54,723
Lease financing and other	15,180	15,662	17,179	17,654	17,393	17,036	16,970
Total loans	$194,747	210,779	241,603	224,781	228,249	231,861	232,814

Loans by Line of Business:
Middle Market Banking	$105,851	115,105	125,192	115,187	118,331	121,327	121,512
Asset-Based Lending and Leasing	88,087	94,976	115,371	108,470	108,306	109,282	109,907
Other	809	698	1,040	1,124	1,612	1,252	1,395
Total loans	$194,747	210,779	241,603	224,781	228,249	231,861	232,814

Total deposits	$198,556	203,777	209,495	194,469	191,777	183,788	181,307

Selected Metrics
Return on allocated capital	3.0%	(25.2)	(4.7)	14.3	17.0	20.7	18.1
Efficiency ratio	74.7	70.7	67.8	62.6	56.8	54.8	55.4
Headcount (#)	24,091	24,107	24,036	23,871	24,009	24,345	24,062

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income Statement
Net interest income	$1,712	1,961	2,019	1,999	1,972	2,021	2,013
Noninterest income:
Deposit-related fees	272	261	257	268	250	260	251
Lending-related fees	171	163	172	176	184	185	165
Investment banking fees	428	588	477	477	488	456	383
Net gains on trading activities	374	809	35	147	285	245	345
Other	330	257	428	262	493	423	480
Total noninterest income	1,575	2,078	1,369	1,330	1,700	1,569	1,624
Total revenue	3,287	4,039	3,388	3,329	3,672	3,590	3,637
Provision for credit losses	(121)	3,756	1,125	77	30	32	34
Noninterest expense	1,991	2,044	1,870	1,821	1,893	1,859	1,859
Income (loss) before income tax expense (benefit)	1,417	(1,761)	393	1,431	1,749	1,699	1,744
Income tax expense (benefit)	355	(408)	101	358	437	425	438
Less: Net income (loss) from noncontrolling interests	—	—	—	—	1	—	(2)
Net income (loss)	$1,062	(1,353)	292	1,073	1,311	1,274	1,308

Revenue by Line of Business
Banking:
Lending	$422	464	457	451	437	471	452
Treasury Management and Payments	395	403	498	527	564	596	603
Investment Banking	295	444	361	358	372	337	303
Total Banking	1,112	1,311	1,316	1,336	1,373	1,404	1,358
Commercial Real Estate	835	817	883	862	1,056	1,057	1,063
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,005	1,506	914	897	971	927	965
Equities	312	302	396	257	295	266	260
Credit Adjustment (CVA/DVA) and Other	62	139	(108)	14	21	(29)	(12)
Total Markets	1,379	1,947	1,202	1,168	1,287	1,164	1,213
Other	(39)	(36)	(13)	(37)	(44)	(35)	3
Total revenue	$3,287	4,039	3,388	3,329	3,672	3,590	3,637

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$165,445	190,861	178,254	171,078	167,443	165,873	169,627
Commercial real estate	84,408	82,726	79,988	79,776	79,363	79,935	80,150
Total loans	$249,853	273,587	258,242	250,854	246,806	245,808	249,777

Loans by Line of Business:
Banking	$88,936	105,983	96,844	92,796	89,807	89,354	91,033
Commercial Real Estate	109,482	110,594	105,194	103,714	103,692	104,210	105,452
Markets	51,435	57,010	56,204	54,344	53,307	52,244	53,292
Total loans	$249,853	273,587	258,242	250,854	246,806	245,808	249,777
Trading-related assets:
Trading account securities	$100,193	106,836	123,327	127,677	118,540	107,912	109,389
Reverse repurchase agreements/securities borrowed	68,818	70,335	89,132	93,047	93,882	90,265	79,362
Derivative assets	23,640	22,380	18,284	14,014	14,983	12,026	9,956
Total trading-related assets	$192,651	199,551	230,743	234,738	227,405	210,203	198,707
Total assets	503,966	535,655	551,987	542,910	532,063	509,089	499,228
Total deposits	226,129	239,637	266,167	258,781	244,169	226,761	224,457
Allocated capital	34,000	34,000	34,000	31,500	31,500	31,500	31,500

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$157,193	171,859	206,620	173,985	168,670	165,257	166,695
Commercial real estate	83,920	83,715	81,152	79,451	79,045	80,392	80,461
Total loans	$241,113	255,574	287,772	253,436	247,715	245,649	247,156

Loans by Line of Business:
Banking	$83,128	91,093	118,682	93,117	90,555	88,293	89,281
Commercial Real Estate	108,240	109,402	109,937	103,938	103,807	104,344	105,044
Markets	49,745	55,079	59,153	56,381	53,353	53,012	52,831
Total loans	$241,113	255,574	287,772	253,436	247,715	245,649	247,156
Trading-related assets:
Trading account securities	$100,157	97,708	110,544	124,808	129,595	102,743	104,394
Reverse repurchase agreements/securities borrowed	61,027	70,949	79,560	90,077	94,162	97,643	85,684
Derivative assets	23,844	22,757	24,834	14,382	15,054	13,221	11,279
Total trading-related assets	$185,028	191,414	214,938	229,267	238,811	213,607	201,357
Total assets	490,694	510,545	574,660	538,383	547,121	516,918	504,410
Total deposits	212,532	236,620	260,281	261,134	248,158	246,962	212,389

Selected Metrics
Return on allocated capital	11.4%	(17.1)	2.4	12.4	15.4	15.1	15.8
Efficiency ratio	60.6	50.6	55.2	54.7	51.6	51.8	51.1
Headcount (#)	8,205	8,213	7,965	7,918	7,973	8,298	8,076

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended
($ in millions, unless otherwise noted)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income Statement
Net interest income	$718	720	840	885	960	1,005	1,067
Noninterest income:
Brokerage fees	2,265	2,038	2,397	2,303	2,271	2,249	2,124
Trust and investment management fees	610	571	584	611	615	595	586
Other	40	197	(257)	161	45	77	178
Total noninterest income	2,915	2,806	2,724	3,075	2,931	2,921	2,888
Total revenue	3,633	3,526	3,564	3,960	3,891	3,926	3,955
Provision for credit losses	(10)	255	8	(1)	1	(1)	3
Noninterest expense	3,009	3,014	2,972	3,673	3,327	3,159	3,204
Income before income tax expense	634	257	584	288	563	768	748
Income tax expense	157	63	149	72	141	191	186
Less: Net income (loss) from noncontrolling interests	3	7	(12)	3	—	3	3
Net income	$474	187	447	213	422	574	559

Selected Balance Sheet Data (average)
Total loans	$79,001	78,091	77,883	76,359	75,344	74,404	73,806
Total deposits	169,476	165,152	145,439	138,972	135,801	136,552	145,386
Allocated capital	9,000	9,000	9,000	9,000	9,000	9,000	9,000

Selected Balance Sheet Data (period-end)
Total loans	79,472	78,101	78,182	77,140	75,875	74,728	73,873
Total deposits	168,185	168,311	162,453	143,873	137,012	133,709	141,362

Selected Metrics
Return on allocated capital	20.3%	7.7	19.3	8.7	17.9	24.9	24.5
Efficiency ratio	82.8	85.5	83.4	92.8	85.5	80.5	81.0
Headcount (#)	30,229	30,310	30,474	30,818	31,168	31,446	31,644
Advisory assets ($ in billions)	$779	743	661	778	752	746	731
Total client assets ($ in billions)	1,855	1,785	1,611	1,886	1,859	1,852	1,833
Annualized revenue per advisor ($ in thousands) (1)	943	900	912	1,002	968	981	987
Total financial and wealth advisors (#)	13,793	14,206	14,364	14,414	14,622	14,705	14,745
Wells Fargo Asset Management assets under management ($ in billions)	$607	578	518	509	503	495	476
(1)Represents annualized total revenue (excluding Wells Fargo Asset Management) divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE

	Quarter ended
($ in millions)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Income Statement
Net interest income	$(308)	11	817	349	386	557	658
Noninterest income	1,477	902	(411)	1,024	2,598	980	1,257
Total revenue	1,169	913	406	1,373	2,984	1,537	1,915
Provision for credit losses	(79)	126	262	53	30	28	27
Noninterest expense	1,122	801	252	887	548	592	1,290
Income (loss) before income tax expense (benefit)	126	(14)	(108)	433	2,406	917	598
Income tax expense (benefit)	513	(1,790)	557	223	524	157	(140)
Less: Net income (loss) from noncontrolling interests	180	39	(137)	47	200	127	104
Net income (loss)	$(567)	1,737	(528)	163	1,682	633	634

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$215,317	173,729	122,425	120,256	128,496	136,731	136,737
Available-for-sale debt securities	211,180	223,222	244,834	254,118	254,591	249,490	250,126
Held-to-maturity debt securities	175,748	166,127	157,788	151,683	147,421	145,190	144,841
Equity securities	11,729	13,289	13,598	13,280	12,662	12,916	12,668
Total loans	21,178	21,534	21,502	20,800	19,610	17,777	15,906
Total assets	700,932	653,833	627,547	624,721	624,981	621,079	614,325
Total deposits	48,962	60,228	80,197	85,744	90,545	95,787	97,703

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$220,005	236,183	123,916	111,384	120,220	138,116	123,623
Available-for-sale debt securities	208,543	217,339	239,051	250,801	258,897	252,825	252,845
Held-to-maturity debt securities	181,744	168,162	169,070	153,142	152,560	145,316	144,465
Equity securities	10,706	12,249	14,036	13,390	13,011	12,782	13,042
Total loans	21,935	21,948	22,085	21,906	21,087	19,333	17,468
Total assets	694,622	711,421	621,076	608,712	618,329	630,304	612,206
Total deposits	44,517	55,401	71,700	75,998	90,331	92,407	98,951

Headcount (#)	80,890	79,507	76,398	74,436	72,800	70,703	68,664